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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   SEPTEMBER 24, 2002



                                RADIAN GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its Charter)

DELAWARE                                1-11356                       23-2691170
--------                                -------                       ----------
(State or other jurisdiction of    (Commission File             (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)

1601 MARKET STREET, PHILADELPHIA, PA                                       19103
------------------------------------                                       -----
(Address of principal executive offices)                              (zip code)

                                 (215) 564-6600
                                 --------------
              (Registrant's telephone number, including area code)



                     ---------------------------------------
                (Former name or former address, if changed since
                                  last report)
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ITEM 5. OTHER EVENTS

      On September 24, 2002, Radian Group Inc. (the "Company") announced its establishment of a stock repurchase program for the purchase of up to 2.5 million shares of its common stock on the open market.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

      99 Press Release dated September 24, 2002 relating to the Company's stock repurchase program.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RADIAN GROUP INC.


Date: September 24, 2002                  By:  /s/ C. Robert Quint
                                              -----------------------
                                              C. Robert Quint
                                              Chief Financial Officer